Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated as of June 10, 2021, by and among RING ENERGY INC., a Nevada corporation (the “Borrower”), each of the Lenders which is signatory hereto, and TRUIST BANK, successor by merger to SunTrust Bank, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 9, 2019, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 27, 2019, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 17, 2020, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 23, 2020 (as amended by this Amendment and as further amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1.        Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment.

SECTION 2.        Amendments to Credit Agreement. Effective on the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)                Clause (b) of the definition of “Fall 2020 Borrowing Base Hedges” in Section 1.1 of the Credit Agreement is amended to replace “4,000 barrels per day” with “3,100 barrels per day”.

(b)                Section 5.21 of the Credit Agreement is amended and restated in its entirety as follows:

“Section 5.21    Fall 2020 Borrowing Base Hedges. The Borrower shall enter into all of the Fall 2020 Borrowing Base Hedges on or before January 22, 2021 (which deadline may be extended by the Administrative Agent in its sole discretion for additional thirty (30) day periods). After entering into any Fall 2020 Borrowing Base Hedges, the Borrower will thereafter maintain such Fall 2020 Borrowing Base Hedges in effect and not terminate or otherwise monetize such Fall 2020 Borrowing Base Hedges; provided, however, the Borrower may terminate or monetize a Hedging Transaction that is a Fall 2020 Borrowing Base Hedge so long as (a) prior to or substantially contemporaneously with such termination or monetization such Hedging Transaction has been replaced with a Hedging Transaction (i) with a swap or floor price greater than or equal to the swap or floor price of the Fall 2020 Borrowing Base Hedge being terminated or monetized, (ii) covering crude oil volumes greater than or equal to the crude oil volumes of the Fall 2020 Borrowing Base Hedge being terminated or monetized and (iii) covering the same time period as the Fall 2020 Borrowing Base Hedge being terminated and (b) such termination or monetization is not otherwise prohibited by this Agreement. For the avoidance of doubt, any such replacement Hedging Transaction shall thereafter be deemed to be a “Fall 2020 Borrowing Base Hedge” for the purposes of this Agreement.

(c)                The address following “To the Issuing Bank:” in Section 10.01(a)(i) of the Credit Agreement is amended and restated in its entirety as follows:

“Truist Bank

Attn: Standby Letter of Credit Dept.

303 Peachtree Street NE

3rd FL, Mail Code 803-05-25-60

Atlanta, GA 30308

Telephone: 800-951-7847”

SECTION 3.        Borrowing Base(a) Scheduled Redetermination. Effective on the Amendment Effective Date, the Borrowing Base is reaffirmed at $350,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for May 1, 2021. This Amendment shall serve as a New Borrowing Base Notice under the Credit Agreement.

SECTION 4.        Conditions of Effectiveness.

(a)                This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied:

(1)                The Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to the Administrative Agent, a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the requisite Lenders and the Borrower (which may be by PDF transmission); and

(2)                Borrower shall have paid all fees and expenses due to the Lenders party hereto and the Administrative Agent (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent), in each case, for which invoices were submitted at least one (1) Business Day prior to the Amendment Effective Date.

(b)                Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

(c)                The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date.

SECTION 5.        Representations and Warranties. The Borrower represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a)                It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)                The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)                This Amendment does not and will not conflict with any provisions of any of the articles or certificate of incorporation, bylaws, and other organizational and governing documents of the Borrower.

(d)                No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

(e)                At the time of and immediately after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date.

(f)                 At the time of and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

(g)                Since December 31, 2020, there has been no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

(h)                As of the Amendment Effective Date, notwithstanding any provision in any Collateral Document to the contrary, no Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” or “collateral” or similar definition in any Collateral Document and no Building or Manufactured (Mobile) Home is encumbered by any Collateral Document. As used in this paragraph, “Building” means any Building or Manufactured (Mobile) Home, in each case as defined in the applicable Flood Insurance Regulations); and “Flood Insurance Regulations” means (I) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (II) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (III) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (IV) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

SECTION 6.        Miscellaneous.

(a)                Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                Effect on the Credit Agreement; Ratification. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, the Borrower hereby ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein.

(c)                Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. The Borrower hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

(d)                Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.

(e)                Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of the Borrower to Administrative Agent, Issuing Bank or any Lender.

(f)                 Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

(g)                Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Texas.

(h)                Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7.        NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 8.        No Waiver. The Borrower hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Bank or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

Signatures Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

RING ENERGY INC.,
as Borrower

By:	/s/ Travis Thomas
	Name:	Travis Thomas
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

TRUIST BANK, SUCCESSOR BY MERGER TO SUNTRUST BANK,
as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

BBVA USA,
as a Lender

By:	/s/ Julia Barnhill
	Name:	Julia Barnhill
	Title:	Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

IBERIABANK, a division of First Horizon Bank,
as a Lender

By:	/s/ Stacy Goldstein
	Name:	Stacy Goldstein
	Title:	Senior Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Hill Taylor
	Name:	Hill Taylor
	Title:	Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

Canadian Imperial Bank of Commerce, New York Branch,
as a Lender

By:	/s/ Jacob W. Lewis
	Name:	Jacob W. Lewis
	Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

KeyBank National Association,
as a Lender

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

Zions Bancorporation, N.A. dba Amegy Bank,
as a Lender

By:	/s/ John Moffitt
Name: John Moffitt
Title: Senior Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

U.S. Bank National Association,
as a Lender

By:	/s/ Bruce Hernandez
Name: Bruce Hernandez
Title: Senior Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

Cadence Bank, N.A.
as a Lender

By:	/s/ Molly Zlotnik
Name: Molly Zlotnik
Title: Vice President

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.

CrossFirst Bank,
as a Lender

By:	/s/ Chris Cardoni
Name: Chris Cardoni
Title: President, Energy Bank

Signature Page to Amendment to Amended and Restated Credit Agreement Ring Energy, Inc.